                                                                    Exhibit 32.1

               CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
          PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the annual report of AmComp Incorporated, (the
"Company") on Form 10-K/A for the year ended December 31, 2006 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Fred R.
Lowe, the Principal Executive Officer of the Company, certify, pursuant to 18
U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that, to my knowledge:

      (1)   The report fully complies with the requirements of Section 13(a) or
            15(d) of the Securities Exchange Act of 1934; and

      (2)   The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 13, 2006
                                              /s/ Fred R. Lowe
                                              ----------------------------------
                                              Name:  Fred R. Lowe
                                              Title: Principal Executive Officer